--------------------------------------------------------------------------------

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                                  SMITH BARNEY
                              SOCIAL AWARENESS FUND
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                CLASSIC SERIES | ANNUAL REPORT | JANUARY 31, 2001

                [LOGO] Smith Barney
                       Mutual Funds

                Your Serious Money. Professionally Managed.(SM)

            -------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
            -------------------------------------------------------

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[PHOTOS OMITTED]

ROBERT J. BRADY
PORTFOLIO MANAGER

ELLEN S. CAMMER
PORTFOLIO MANAGER

[LOGO] Classic Series

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Annual Report o January 31, 2001

SMITH BARNEY SOCIAL
AWARENESS FUND

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ROBERT J. BRADY, CFA
--------------------------------------------------------------------------------

Robert J. Brady, CFA, has more than 41 years of securities business experience and has co-managed the Fund since 1995.

--------------------------------------------------------------------------------
ELLEN S. CAMMER
--------------------------------------------------------------------------------

Ellen S. Cammer has more than 19 years of securities business experience and has co-managed the Fund since 1995.

Education: BFA from Windham College; MBA from Fordham University

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FUND OBJECTIVE
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The Fund seeks high total return consisting of capital appreciation and current income by investing primarily in common stocks and other equity securities of U.S. companies. The Fund also normally invests between 15% and 35% of its assets in fixed-income securities.

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FUND FACTS
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FUND INCEPTION
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February 2, 1987

MANAGER TENURE
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6 Years (Robert J. Brady)
6 Years (Ellen S. Cammer)

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
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41 Years (Robert J. Brady)
19 Years (Ellen S. Cammer)

                           CLASS A               CLASS B                 CLASS L
--------------------------------------------------------------------------------
NASDAQ                      SSIAX                 SESIX                   SESLX
--------------------------------------------------------------------------------
INCEPTION                  11/6/92                2/2/87                 5/5/93
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Average Annual Total Returns as of January 31, 2001

                                                 Without Sales Charges(1)

                                         Class A        Class B        Class L
--------------------------------------------------------------------------------
One-Year                                   8.78%          7.91%           7.94%
--------------------------------------------------------------------------------
Five-Year                                 14.95          14.08           14.10
--------------------------------------------------------------------------------
Ten-Year                                    N/A          13.54             N/A
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Since Inception+                          14.51          11.90           13.11
--------------------------------------------------------------------------------

                                                   With Sales Charges(2)

                                         Class A        Class B        Class L
--------------------------------------------------------------------------------
One-Year                                   3.33%          2.97%          5.88%
--------------------------------------------------------------------------------
Five-Year                                 13.78          13.96          13.87
--------------------------------------------------------------------------------
Ten-Year                                    N/A          13.54            N/A
--------------------------------------------------------------------------------
Since Inception+                          13.80          11.90          12.96
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.

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What's Inside

A Message from the Chairman ...............................................    1
Fund at a Glance ..........................................................    2
Shareholder Letter ........................................................    3
Historical Performance ....................................................    7
Growth of $10,000 .........................................................    9
Schedule of Investments ...................................................   10
Statement of Assets and Liabilities .......................................   16
Statement of Operations ...................................................   17
Statements of Changes in Net Assets .......................................   18
Notes to Financial Statements .............................................   19
Financial Highlights ......................................................   23
Tax Information ...........................................................   24
Independent Auditors' Report ..............................................   25

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(SM)

  ----------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
  ----------------------------------------------------------------------------

================================================================================
                          A MESSAGE FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

HEATH B. MCLENDON
CHAIRMAN

The year 2001 has begun as a period of transition in the U.S. Investors have experienced a widespread revaluation of stock values across many industries -- most notably in the New Economy sectors of technology and telecommunications. A clear trend has yet to develop as the markets continue to find their way amid high levels of volatility.

Our opinion is that the stock markets in general have experienced a significant correction and appear to be in a period of consolidation. We believe, however, that the major part of the stock market correction is behind us because the long-term, positive fundamentals such as moderate inflation and higher labor productivity are still in place.

Yet, the economy faces significant short-term challenges. Many corporations continue to experience pressure on earnings as business slows, inventories are reduced and layoffs increase. While there are no guarantees, we believe that the present retrenchment, however, may serve as a framework for improved profitability in the months and quarters ahead, setting the stage for a possible recovery in the second half of 2001.

The Smith Barney Social Awareness Fund ("Fund") seeks high risk-adjusted total return by investing in companies that offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate. The manager invests in investment-grade(1), fixed-income securities for income and undervalued stocks with above-average appreciation potential for growth.(2)

Portfolio managers Robert Brady and Ellen Cammer carefully search for companies that are sensitive to social issues related to their products, services or methods of doing business. The Fund invests in companies that treat their employees well, are solid corporate citizens, and manufacture the right products. Companies with such characteristics tend to be better-run companies overall. The managers believe these companies pay attention to managing all parts of their business in a better fashion.

As the global economy becomes more balanced and the U.S. markets are marked by higher volatility and continued earnings pressure, it has become more important than ever to choose an investment manager you trust. When you invest with Citigroup Asset Management you have access to the experience and resources of one of the world's largest and most well respected financial institutions.

We thank you for entrusting us with the management of your assets.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman


February 28, 2001

----------
(1) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

(2) Fixed-income securities are subject to credit and market risks and stock prices are subject to market fluctuations. Also, because the Fund uses social awareness criteria, there may be a smaller universe of investments. The Fund is subject to certain risks of overseas investing, including currency fluctuations.


  1   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

================================================================================
Smith Barney Social Awareness Fund at a Glance (unaudited)
================================================================================

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Top Ten Holdings+*
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 1. EMC Corp. ...........................................................   3.8%

 2. International Business Machines Corp. ...............................   3.4

 3. Tyco International Ltd. .............................................   2.8

 4. The Home Depot, Inc. ................................................   2.8

 5. The AES Corp. .......................................................   2.8

 6. J.P. Morgan Chase & Co. .............................................   2.7

 7. Alcoa Inc. ..........................................................   2.7

 8. BP Amoco PLC ........................................................   2.4

 9. Enron Corp. .........................................................   2.2

10. The Black & Decker Corp. ............................................   2.0

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                           Industry Diversification+*
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   [The following table was depicted as a bar chart in the printed material.]

                          6.1%         Basic Materials

                          5.2%         Communication Services

                         20.0%         Consumer Cyclicals

                          5.8%         Consumer Staples

                         12.7%         Energy

                         12.7%         Financial Services

                          9.8%         Health Care

                          2.2%         Publishing - Periodicals

                         22.7%         Technology

                          2.8%         Transportation

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                            Investment Breakdown++*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                           8.5%  U.S. Government Obligations

                          16.0%  Corporate Bonds & Notes

                           4.1%  Mortgage-Backed Securities

                           0.4%  Repurchase Agreement

                          71.0%  Common Stock

--------------------------------------------------------------------------------

+     As a percentage of total common stock.
++    As a percentage of total investments.
* All information is as of January 31, 2001. Please note that the Fund's holdings are subject to change.


  2   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

Dear Shareholder,

We are pleased to present the annual report for the Smith Barney Social Awareness Fund ("Fund") for the period ended January 31, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined the Fund's investment strategy. We hope you find this report to be useful and informative.

Performance Update

For the year ended January 31, 2001, the Fund's Class A shares, without and with sales charges, returned 8.78% and 3.33%, respectively. In comparison, the Standard & Poor's 500 Index ("S&P 500")(1) and the Lehman Brothers Government/ Corporate Bond Index ("Lehman Govt./Corp. Index")(2) returned a negative 0.90% and 13.76%, respectively, for the same period. Past performance is not indicative of future results.

Investment Objective and Performance Update

The Fund seeks high total return consisting of capital appreciation and current income by investing primarily in common stocks and other equity securities of U.S. companies. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

The Fund also normally invests between 15% and 35% of its assets in fixed-income securities. The Fund invests primarily in investment-grade securities,(3) and may be of any maturity. The Fund may also invest a portion of its assets in equity and debt securities of foreign issuers. The Fund emphasizes companies that offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industry.

In our view, a number of the defensive portfolio actions that we took, during the second half of 1999 is responsible for the investment returns for the Fund's fiscal year. The Fund employs a balanced structure, built around both bond and stock investments. Over a period of years, we aim for a normal target of having 75% of our assets invested in large-cap stocks, with the remaining 25% invested in a diversified portfolio of bonds.

As active managers, we have the discretion to move around that target allocation within a range of plus or minus 10 percentage points (e.g., 65% to 85% stock range) based on our analysis of relative values among stocks and bonds. For 2000 we were overweight in bonds, believing that they offered good relative value, while stocks in our operative universe were deemed to be relatively expensive. We averaged about 30% in bonds for the year.

That proved to be a good decision since the bond market outperformed the stock market. In addition to having more of the asset class with higher investment returns, we believe our active investment decisions during the period also added value.

The stock market for large-cap companies, as represented by the Fund's stock benchmark, the S&P 500, posted negative 0.90% for the twelve months ended January 31, 2001. The sector that did most of the damage during the period was the technology sector which recorded value declines of 20% to 30%. During the period we chose to be underrepresented in the technology sector entering last year, so we shielded the Fund from that erosion. And while past performance is not indicative of future results, our stock selections in the technology sector helped the Fund tremendously. With the S&P 500 down,

----------
(1) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(2) The Lehman Govt./Corp. Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
(3) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.


  3   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders
the Fund's stock portion actually was up a high single digits percent. In hindsight, our overweighting in bonds and underweighting in technology, the biggest losing sector in stocks, paid off. (Again, past performance is not indicative of future results.)

As previously noted, the stock market for large-cap stocks last year proved to be hazardous terrain for investors. At the end of the period, the S&P 500, the bellwether performance measurement for that arena, actually recorded a loss of 0.90% for the trailing twelve months. A very strong start in the first three months (February through April 2000) soon eroded, with the greatest weakness at year-end. As the year progressed, the stock market had to contend with a Federal Reserve Board ("Fed") policy of persistently rising interest rates, a slowing of year-to-year earnings growth rates and a decisively weakening U.S. economy. Some of the growth sectors of the market were hit hardest when prices went down.

Our investment decision to underemphasize the technology sector of the market resulted in a modest performance in the first three months of the period when the technology sector continued to go upward to their spring peaks; however, we reaped the benefits of that decision later when the technology sector contracted sharply.

For the period as a whole, while the return on the S&P 500 was negative, we estimate that the Fund's stock portion produced a positive 8.10% return. In our view, about one-half of our outperformance versus the S&P 500 was attributable to the technology sector alone.

We entered the year with less than 75% of the technology exposure of the S&P 500, but more importantly our technology positions did significantly better than the technology sector overall (the technology sector declined 17.50%, our stock portfolio declined less than 1.00%). Past performance is not indicative of future results.

Remember that many of these technology stocks are among some of the most preferred long-term investments to own, but we believe market enthusiasm had temporarily carried prices too high. And, we think what you pay for a company's future prospects is critical to successful long-term investing. As the year ended, we were much closer to a neutral market weighting in technology sector. In our opinion, the Fund's stock portion also benefited during the period from our earlier shift towards some of the depressed consumer stocks and the reawakened energy sector. And while no guarantees can be made that our performance will continue in the future, we believe, for the period covered, the Fund's diversification and our patience appeared to pay off.

When we look at the Fund's top ten performers each quarter (for a total of 40 companies) only 12% of the stocks repeated in more than one quarter. Moreover, seven stocks that ended up towards the bottom of the performance derby in one quarter later rebounded into the top tier. For the year, we outperformed the S&P 500 in thirteen of nineteen sectors; our stock selection contributed to two-thirds of the outperformance and our sector allocations the remainder. In our view, we ended the period with a well-diversified stock portfolio consisting of 79 individual holdings. In addition, the common stock portion of the Fund was allocated across a broad range of economic sectors: consumer 24%, technology 23%, finance 14%, healthcare 10%, energy/power 13%, and 16% among other small interests.

Bond Market and Portfolio Update

As the Fund ended the period, U.S. bond markets posted some of the best total returns in many years. In our opinion, stellar total returns in the U.S. Treasury markets were fueled by budget surpluses, creating the expectation of a shrinking supply of U.S. Treasury securities. Additionally, we think the bond markets were the beneficiaries of deflating stock markets as investors sought relief from the ongoing pain. To put the year in perspective, we should note that it is a rare occurrence when U.S. bond markets perform better than the major U.S. stock market indices.


  4   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

On an absolute basis total returns for investment-grade fixed-income investments were solid across the board. During the period, of the major sectors of the U.S. market the best performer was U.S. Treasuries, followed by mortgage-backed securities, then agencies with corporate bonds bringing up the rear.

Corporate bonds labored throughout 2000. The dominant theme during the period was the tiering of credits, as solid quality companies with less perceived risk performed better than those companies whose stock prices were battered, lost market share or had exposure to the technology sector. During the period, short-term corporate bonds were added to the Fund's portfolio including issues from Target Corp., Tyco Investment Corp. and Fleet Boston Financial Corp. During the third quarter 2000, earnings disappointments weighed heavily on this segment of the bond market.

In our view, it was a year where individual security selection most likely contributed more to the bond portfolio's performance than sector selection. We think performance was more a factor of what you did not own and not what you owned. We believe that our avoidance of the landmines in some household names enabled the Fund's bond portfolio to weather the storm in this sector. Of course, past performance is not indicative of future results.

Mortgage-backed securities outperformed corporate bonds for the fourth quarter 2000 and for the entire year. We think the liquidity of the market and the sectors "safe haven" status were the drivers. As of January 31, 2001, the Fund had a duration(4) of 5.4 years.

Market Overview

As we enter a new fiscal year for the Fund, certainly our expectations of the future are significantly influenced by our view of the present, and that itself has offered quite a challenge. In our opinion, the tumultuous stock market of 2000, which at times saw major market indices down in value anywhere from 20% to 50% plus, from their highs, captured a number of diverse developments. First, we witnessed the collapse of the dreams, often pure illusions, of the "dot com" mania, when it was proved that many of these new companies looked promising on paper, but ultimately lacked viable business models. (We spoke to that possibility in last year's annual report.)

Even some well established companies fell prey to the difficulties of making the necessary business model transitions to compete in the new technology driven, price sensitive, global economies. And then, significant value erosion also occurred when an old-fashion business cycle intruded onto utopian stock valuations accorded the proven winners, especially in the high-growth technology arena. In our opinion, none of these events undermined the positive long-term prospects for the U.S. economy, and the global growth opportunities that we think should be available to our leading corporations.

In addition, the normal interest rate response to the short-term cyclical business slowdown has been triggered, and we expect that will soon be followed by fiscal policy responses such as tax cuts, and some rise in cyclical sensitive government spending. In our view, those actions should combine to contain the slowdown, especially in the consumer areas of the U.S. economy. We also think the capital investment contraction and its attendant inventory adjustments may also run its course and in the end we will continue to strive to own what we believe are the leading companies in the technology sector.

On a longer-term basis, we do not underestimate the difficulties faced by many companies in contending with global economic challenges driven by an unrelenting technology revolution. However, it is even harder not to be optimistic about the future benefits that can be derived by leadership companies from the same innovations and global competition. Accordingly, after a year of overweighting bonds versus stocks, as long as our current views hold sway, we are looking to use the ongoing stock market volatility to shifts funds back to the stock side, with an initial target of reaching a 75%/25% "normal" allocation.

----------
(4) Duration is a common gauge of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates.


  5   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

Our view is the Fed may continue to do the right thing and while the data for the first half of 2001 so far does not look particularly positive, we expect that the Fed's policies will eventually work, allowing better prospects for the second half and a favorable backdrop for bond investors. The year 2000 ended with the 30-year U.S. Treasury bond 1% lower than where it started with the only question in our view being how quickly and how aggressively would the Fed ease interest rates to reinvigorate a deteriorating U.S. economy. This was answered more quickly then expected when on the third day of the New Year the Fed lowered the federal funds rate ("fed funds rate")(5) by 50 basis points.(6) As the month progressed, clear signs of a slowing U.S. economic picture, increasingly negative consumer sentiment and comments from Fed Chairman Alan Greenspan that growth was approaching the zero mark left the markets well prepared for the additional 50 basis points of easing at month end.

In our view, how much more easing we may see from the Fed we believe at this point depends on the economic numbers going forward. At the end of the period, the bond market expectation is that we may see another move before the end of the first quarter. Starting out last year it was clear to many investment professionals that the Fed was concerned with the rate of growth and was looking to cool the U.S. economy. Now it seems clear that concerns regarding deteriorating consumer sentiment acknowledging, if left unchecked, could cause the economy to experience a "hard landing."

In our opinion, we believe the bond market will look for a recovery with a bounce at the bottom and then begin to perform better if the economy either slows down sharply or grows moderately.

Thank you for your investment in the Smith Barney Social Awareness Fund.

Sincerely,


/s/ Robert J. Brady                   /s/ Ellen S. Cammer


Robert J. Brady, CFA                  Ellen S. Cammer
Vice President and                    Vice President and
Investment Officer                    Investment Officer

February 28, 2001

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 10 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of January 31, 2001 and is subject to change.

----------
(5) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(6)   A basis point is 0.01% or one one-hundredth of a percent.

================================================================================
Historical Performance -- Class A Shares
================================================================================

                             Net Asset Value
                          ---------------------
                          Beginning       End         Income      Capital Gain     Total
Period Ended              of Period     of Year      Dividends    Distributions   Returns(1)
============================================================================================
1/31/01                    $25.79       $25.50        $0.43          $ 2.01         8.78%
--------------------------------------------------------------------------------------------
1/31/00                     25.94        25.79         0.32            1.09         4.93
--------------------------------------------------------------------------------------------
1/31/99                     20.57        25.94         0.26            0.53        30.47
--------------------------------------------------------------------------------------------
1/31/98                     19.36        20.57         0.55            1.99        19.89
--------------------------------------------------------------------------------------------
1/31/97                     19.00        19.36         0.60            1.32        12.41
--------------------------------------------------------------------------------------------
1/31/96                     15.91        19.00         0.52            0.52        26.47
--------------------------------------------------------------------------------------------
1/31/95                     17.72        15.91         0.47            0.66        (3.82)
--------------------------------------------------------------------------------------------
1/31/94                     16.85        17.72         0.56            1.46        17.80
--------------------------------------------------------------------------------------------
Inception* -- 1/31/93       16.80        16.85         0.11            0.85         6.12+
============================================================================================
  Total                                               $3.82          $10.43
============================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                             Net Asset Value
                          ---------------------
                          Beginning       End         Income      Capital Gain     Total
Period Ended              of Period     of Year      Dividends    Distributions   Returns(1)
============================================================================================
1/31/01                    $25.81       $25.51        $0.23          $ 2.01         7.91%
--------------------------------------------------------------------------------------------
1/31/00                     25.96        25.81         0.12            1.09         4.13
--------------------------------------------------------------------------------------------
1/31/99                     20.63        25.96         0.14            0.53        29.50
--------------------------------------------------------------------------------------------
1/31/98                     19.42        20.63         0.40            1.99        18.95
--------------------------------------------------------------------------------------------
1/31/97                     19.05        19.42         0.45            1.32        11.60
--------------------------------------------------------------------------------------------
1/31/96                     15.97        19.05         0.42            0.52        25.58
--------------------------------------------------------------------------------------------
1/31/95                     17.79        15.97         0.35            0.66        (4.54)
--------------------------------------------------------------------------------------------
1/31/94                     16.84        17.79         0.34            1.46        16.88
--------------------------------------------------------------------------------------------
1/31/93                     17.26        16.84         0.50            1.49         9.68
--------------------------------------------------------------------------------------------
1/31/92                     15.61        17.26         0.55            0.88        19.96
============================================================================================
  Total                                               $3.50          $11.95
============================================================================================


  7   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

================================================================================
Historical Performance -- Class L Shares
================================================================================

                             Net Asset Value
                          ---------------------
                          Beginning       End         Income      Capital Gain     Total
Period Ended              of Period     of Year      Dividends    Distributions   Returns(1)
============================================================================================
1/31/01                    $25.88       $25.59        $0.24          $2.01          7.94%
--------------------------------------------------------------------------------------------
1/31/00                     26.03        25.88         0.12           1.09          4.13
--------------------------------------------------------------------------------------------
1/31/99                     20.68        26.03         0.14           0.53         29.53
--------------------------------------------------------------------------------------------
1/31/98                     19.46        20.68         0.40           1.99         18.97
--------------------------------------------------------------------------------------------
1/31/97                     19.08        19.46         0.45           1.32         11.65
--------------------------------------------------------------------------------------------
1/31/96                     15.97        19.08         0.42           0.52         25.77
--------------------------------------------------------------------------------------------
1/31/95                     17.79        15.97         0.35           0.66         (4.54)
--------------------------------------------------------------------------------------------
Inception* -- 1/31/94       17.54        17.79         0.28           1.46         11.83+
============================================================================================
  Total                                               $2.40          $9.58
============================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Returns
================================================================================

                                                    Without Sales Charges(1)
                                             ----------------------------------
                                             Class A       Class B      Class L
================================================================================
Year Ended 1/31/01                             8.78%         7.91%        7.94%
--------------------------------------------------------------------------------
Five Years Ended 1/31/01                      14.95         14.08        14.10
--------------------------------------------------------------------------------
Ten Years Ended 1/31/01                         N/A         13.54          N/A
--------------------------------------------------------------------------------
Inception* through 1/31/01                    14.51         11.90        13.11
================================================================================

                                                     With Sales Charges(2)
                                             ----------------------------------
                                             Class A       Class B      Class L
================================================================================
Year Ended 1/31/01                             3.33%         2.97%        5.88%
--------------------------------------------------------------------------------
Five Years Ended 1/31/01                      13.78         13.96        13.87
--------------------------------------------------------------------------------
Ten Years Ended 1/31/01                         N/A         13.54          N/A
--------------------------------------------------------------------------------
Inception* through 1/31/01                    13.80         11.90        12.96
================================================================================

================================================================================
Cumulative Total Returns
================================================================================

                                                    Without Sales Charges(1)
================================================================================
Class A (Inception* through 1/31/01)                        205.17%
--------------------------------------------------------------------------------
Class B (1/31/91 through 1/31/01)                           256.09
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/01)                        159.59
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B and L shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.


  8   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the Smith Barney Social Awareness Fund vs. the Lehman Brothers Government/Corporate Bond Index, Lehman Brothers Government/Corporate Long-Term Bond Index and Standard & Poor's 500 Index+

--------------------------------------------------------------------------------
                           January 1991-- January 2001

                               [GRAPHIC OMITTED]

   [The following table was depicted as a line chart in the printed material.]

                                        Lehman Brothers         Lehman Brothers
                Smith Barney         Government/Corporate    Government/Corporate   Standard & Poor's
             Social Awareness Fund         Bond Index        Long-Term Bond Index        500 Index
             ---------------------         ----------        --------------------        ---------
Jan 1991            10000                    10000                   10000                 10000
Jan 1992            11996                    11313                   11471                 12269
Jan 1993            13157                    12622                   13144                 13568
Jan 1994            15377                    13922                   15225                 15316
Jan 1995            14678                    13489                   14165                 15396
Jan 1996            18433                    15881                   17954                 21346
Jan 1997            20571                    16259                   17868                 26966
Jan 1998            24470                    18076                   20922                 34221
Jan 1999            31689                    19652                   23425                 45344
Jan 2000            32998                    19088                   21575                 50032
Jan 2001            35609                    21714                   25301                 49578

+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1991, assuming deduction of the maximum 5.00% CDSC for Class B shares and reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2001. The Lehman Brothers Government/Corporate Bond Index is a combination of the government and corporate bond indexes, including U.S. Treasury and agency securities and yankee bonds. The Lehman Brothers Government/Corporate Long-Term Bond Index is a combination of government and corporate bonds with maturities of 10 years or more. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


  9  Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments                                         January 31, 2001
================================================================================

     FACE
    AMOUNT       RATING(a)                               SECURITY                                           VALUE
====================================================================================================================
COMMON STOCK -- 71.0%

Basic Materials -- 4.3%
     300,000               Alcoa Inc.                                                                   $ 11,022,000
      25,000               Capstone Turbine Corp.+                                                         1,025,000
      30,000               E.I. du Pont de Nemours & Co.                                                   1,311,300
     100,000               Engelhard Corp.                                                                 2,255,000
     178,445               Mirant Corp.+                                                                   4,336,214
     120,000               Praxair, Inc.                                                                   5,319,600
--------------------------------------------------------------------------------------------------------------------
                                                                                                          25,269,114
--------------------------------------------------------------------------------------------------------------------
Communication Services -- 3.7%
     140,000               Anixter International Inc.+                                                     3,924,200
      83,000               AT&T Wireless Group+                                                            2,155,510
      50,000               Convergys Corp.+                                                                2,375,500
      50,000               Nortel Networks Corp.                                                           1,911,500
      81,250               Time Warner Telecom Inc.+                                                       6,180,078
      56,875               TyCom, Ltd.+                                                                    1,609,563
      40,000               Univision Communications Inc.+                                                  1,705,200
      76,396               WorldCom, Inc.+                                                                 1,647,289
--------------------------------------------------------------------------------------------------------------------
                                                                                                          21,508,840
--------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 14.2%
      20,000               Active Power, Inc.+                                                               475,000
     188,000               The Black & Decker Corp.                                                        8,413,000
      30,000               Eli Lilly & Co.                                                                 2,364,000
      69,927               Ford Motor Co.                                                                  1,971,242
     240,000               The Home Depot, Inc.                                                           11,568,000
     168,400               KB Home                                                                         5,390,484
     125,000               Kimberly-Clark Corp.                                                            8,093,750
     105,754               Koninklijke Philips Electronics N.V.                                            4,039,803
     124,700               Liz Claiborne, Inc.                                                             6,141,475
     100,000               Lowe's Cos., Inc.                                                               5,345,000
     225,000               Sara Lee Corp.                                                                  4,779,000
     309,450               Staples, Inc.+                                                                  5,125,266
     190,000               Tyco International Ltd.                                                        11,704,000
       5,237               Visteon Corp.                                                                      74,104
     127,000               Wal-Mart Stores, Inc.                                                           7,213,600
--------------------------------------------------------------------------------------------------------------------
                                                                                                          82,697,724
--------------------------------------------------------------------------------------------------------------------
Consumer Staples -- 4.1%
     180,150               Brinker International, Inc.+                                                    4,676,694
     264,800               The Kroger Co.+                                                                 6,500,840
     300,000               SYSCO Corp.                                                                     8,076,000
     187,000               Wendy's International, Inc.                                                     4,484,260
--------------------------------------------------------------------------------------------------------------------
                                                                                                          23,737,794
--------------------------------------------------------------------------------------------------------------------
Energy -- 9.0%
     198,000               The AES Corp.+                                                                 11,410,740
      30,000               Anadarko Petroleum Corp.                                                        1,707,000
     192,772               BP Amoco PLC                                                                    9,927,758
      86,100               El Paso Energy Corp.                                                            5,415,690
     114,200               Enron Corp.                                                                     9,135,968

                       See Notes to Financial Statements.


 10   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                             January 31, 2001
================================================================================

     FACE
    AMOUNT       RATING(a)                               SECURITY                                           VALUE
====================================================================================================================
Energy -- 9.0% (continued)
     125,000               Royal Dutch Petroleum Co.                                                    $  7,543,750
     190,000               The Williams Cos., Inc.                                                         7,434,700
--------------------------------------------------------------------------------------------------------------------
                                                                                                          52,575,606
--------------------------------------------------------------------------------------------------------------------
Financial Services -- 9.0%
     165,000               American Express Co.                                                            7,771,500
      77,625               American International Group, Inc.                                              6,599,678
      80,000               The Bank of New York Co., Inc.                                                  4,378,400
     150,000               Bank One Corp.                                                                  5,880,000
      35,200               Freddie Mac                                                                     2,147,200
      50,000               The Hartford Financial Services Group, Inc.                                     3,075,000
     204,864               J.P. Morgan Chase & Co.                                                        11,265,471
      75,000               KeyCorp                                                                         1,999,500
      35,000               Marsh & McLennan Cos., Inc.                                                     3,785,250
      45,000               PNC Financial Services Group                                                    3,330,900
      45,800               The St. Paul Cos., Inc.                                                         2,199,316
--------------------------------------------------------------------------------------------------------------------
                                                                                                          52,432,215
--------------------------------------------------------------------------------------------------------------------
Health Care -- 7.0%
     112,000               Amgen Inc.+                                                                     7,875,000
      42,800               C.R. Bard, Inc.                                                                 1,979,072
      76,300               Johnson & Johnson                                                               7,105,819
      95,000               Medtronic, Inc.                                                                 5,130,000
      49,600               Merck & Co., Inc.                                                               4,076,128
     156,000               Schering-Plough Corp.                                                           7,862,400
     145,500               Tenet Healthcare Corp.+                                                         6,346,710
--------------------------------------------------------------------------------------------------------------------
                                                                                                          40,375,129
--------------------------------------------------------------------------------------------------------------------
Publishing - Periodicals -- 1.6%
     200,000               The Reader's Digest Association, Inc.                                           6,800,000
      59,600               Tribune Co.                                                                     2,402,476
--------------------------------------------------------------------------------------------------------------------
                                                                                                           9,202,476
--------------------------------------------------------------------------------------------------------------------
Technology -- 16.1%
     156,000               AOL Time Warner Inc.+                                                           8,199,360
     132,000               Automatic Data Processing, Inc.                                                 7,901,520
      27,000               Avici Systems Inc.+                                                               958,500
     128,800               Cisco Systems, Inc.+                                                            4,821,950
     165,000               Compaq Computer Corp.                                                           3,912,150
     100,000               Computer Associates International, Inc.                                         3,601,000
      95,000               Electronic Data Systems Corp.                                                   5,286,750
     208,000               EMC Corp.+                                                                     15,805,920
       4,000               Infineon Technologies AG                                                          176,200
       2,650               Inrange Technologies Corp.+                                                        57,306
     142,000               Intel Corp.                                                                     5,254,000
     124,800               International Business Machines Corp.                                          13,977,600
      50,000               JDS Uniphase Corp.+                                                             2,740,625
      50,000               Microsoft Corp.+                                                                3,053,125
     200,000               Oracle Corp.+                                                                   5,825,000
     185,000               Solectron Corp.+                                                                7,372,250
     158,800               Sun Microsystems, Inc.+                                                         4,853,325
--------------------------------------------------------------------------------------------------------------------
                                                                                                          93,796,581
--------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


 11   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                             January 31, 2001
================================================================================

     FACE
    AMOUNT       RATING(a)                               SECURITY                                           VALUE
====================================================================================================================
Transportation -- 2.0%
     156,375               Southwest Airlines Co.                                                       $  4,899,229
     109,300               United Parcel Service, Inc.                                                     6,765,670
--------------------------------------------------------------------------------------------------------------------
                                                                                                          11,664,899
--------------------------------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCK
                           (Cost -- $246,540,080)                                                        413,260,378
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
    SHARES                                               SECURITY                                           VALUE
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 8.5%
                           U.S. Treasury Notes:
  $5,978,000                 6.375% due 8/15/02                                                            6,127,809
   5,000,000                 6.000% due 8/15/04                                                            5,187,000
   6,000,000                 6.500% due 2/15/10                                                            6,567,540
                           U.S. Treasury Bonds:
   6,500,000                 7.250% due 5/15/16                                                            7,621,900
   3,000,000                 7.125% due 2/15/23                                                            3,559,830
   6,000,000                 6.250% due 8/15/23                                                            6,465,960
   8,800,000                 6.000% due 2/15/26                                                            9,225,216
   2,000,000                 6.125% due 8/15/29                                                            2,158,740
                           U.S. Treasury Strips:
   1,750,000                 Zero coupon due 2/15/06                                                       1,367,205
   3,000,000                 Zero coupon due 11/15/21                                                        910,470
--------------------------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT OBLIGATIONS
                           (Cost -- $45,959,358)                                                          49,191,670
====================================================================================================================

     FACE
    AMOUNT       RATING(a)                               SECURITY                                           VALUE
====================================================================================================================
CORPORATE BONDS & NOTES -- 16.0%
Financial Services -- 9.8%
   3,000,000     AA-       ABN Amro Bank N.V., Sub. Notes, 7.125% due 6/18/07                              3,131,250
   2,000,000     B+        AES Corp., Sr. Sub. Notes, 10.250% due 7/15/06                                  2,090,000
   3,000,000     A+        Australia & NZ Banking Group, Sub. Notes, 6.250% due 2/1/04                     3,003,750
   2,000,000     A         Bank One Corp., Notes, 6.400% due 8/1/02                                        2,027,500
   2,000,000     A         BSCH Issuances Ltd., Bank Guaranteed, 7.625% due 9/14/10                        2,097,500
   5,000,000     A+        Chase Manhattan Corp., Sub. Notes, 7.875% due 6/15/10                           5,450,000
   2,000,000     A         Countrywide Home Loan, Company Guaranteed, 6.380% due 10/8/02                   2,017,500
   9,500,000     AAA       Fannie Mae, Notes, 7.000% due 7/15/05                                          10,093,750
   3,000,000     A         Fleet Boston Financial Corp., Notes, 7.250% due 9/15/05                         3,150,000
   5,000,000     A         Ford Motor Credit Corp., Notes, 7.500% due 3/15/05                              5,187,500
   3,000,000     A         Household Financial Corp., Notes, 6.500% due 1/24/06                            3,018,750
   2,000,000     AAA       Inter-American Development Bank, Bonds, 7.375% due 1/15/10                      2,212,500
   2,000,000     A         Lehman Brothers Holdings, Notes, 6.625% due 12/27/02                            2,030,000
                           Morgan Stanley Dean Witter & Co., Notes:
   2,000,000     AA-          7.750% due 6/15/05                                                           2,135,000
   2,000,000     AA-          8.000% due 6/15/10                                                           2,217,500
   4,000,000     AA        Ontario Province, Sr. Unsubordinated Notes, 5.500% due 10/1/08                  3,920,000
   3,000,000     BBB+      Qwest Capital Funding, Company Guaranteed, 6.875% due 8/15/01                   3,018,750
--------------------------------------------------------------------------------------------------------------------
                                                                                                          56,801,250
--------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


 12   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                             January 31, 2001
================================================================================

     FACE
    AMOUNT       RATING(a)                               SECURITY                                           VALUE
====================================================================================================================
Industrial -- 4.5%
  $2,000,000     BBB+      AOL Time Warner Inc., Company Guaranteed, 6.950% due 1/15/28                 $  1,965,000
   2,000,000     BB        Global Crossing Holdings Ltd., Company Guaranteed, 9.125% due 11/15/06          2,040,000
   3,000,000     AA-       Hewlett-Packard Co., Notes, 7.150% due 6/15/05                                  3,150,000
   2,000,000     A+        International Business Machines Corp., Notes, 5.400% due 1/26/09                1,847,500
   2,000,000     BBB-      Kroger Co., Company Guaranteed, 7.375% due 3/1/05                               2,080,000
   2,513,000     A         Pepsi Bottling Holdings Inc., Company Guaranteed, 5.375% due 2/17/04            2,500,435
     294,058     A+        Southwest Airlines, Series A3, 8.700% due 7/1/11                                  326,731
                           Sun Microsystems, Sr. Notes:
   2,000,000     BBB+        7.000% due 8/15/02                                                            2,027,500
   2,000,000     BBB+        7.500% due 8/15/06                                                            2,090,000
   3,000,000     A         Target Corp., Notes, 6.800% due 10/1/01                                         3,026,250
   2,375,000     BB        Tricon Global Restaurant, Sr. Notes, 7.450% due 5/15/05                         2,354,219
   3,000,000     A-        Tyco International Group, Notes, 6.875% due 9/5/02                              3,041,250
--------------------------------------------------------------------------------------------------------------------
                                                                                                          26,448,885
--------------------------------------------------------------------------------------------------------------------
Utilities -- 1.7%
   4,000,000     BBB-      Clear Channel Communication, Sr. Notes, 7.250% due 9/15/03                      4,105,000
                           Enron Corp., Notes:
   1,500,000     BBB+         6.750% due 9/1/04                                                            1,528,125
   2,200,000     BBB+         6.950% due 7/15/28                                                           2,142,250
   2,000,000     A         Vodafone Group PLC, Notes, 7.625% due 2/15/05                                   2,102,500
--------------------------------------------------------------------------------------------------------------------
                                                                                                           9,877,875
--------------------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS & NOTES
                           (Cost -- $89,616,133)                                                          93,128,010
====================================================================================================================

     FACE
    AMOUNT       RATING                                  SECURITY                                           VALUE
====================================================================================================================
ASSET-BACKED SECURITIES -- 0.0%
     166,837               Equity Credit Corp., Home Equity Loan Trust, Series 1993-3A,
                             5.150% due 9/15/08 (Cost -- $166,603)                                           165,212
====================================================================================================================
MORTGAGE-BACKED SECURITIES -- 4.1%
                           Federal Home Loan Mortgage Corporation (FHLMC):
       4,055                 8.500% due 12/1/02                                                                4,277
   2,194,931                 7.000% due 6/1/15                                                             2,236,767
   3,908,173                 7.000% due 10/1/15                                                            3,982,663
                           Federal National Mortgage Association (FNMA):
   5,000,000                 6.000% due 5/15/08                                                            5,090,850
   2,709,084                 7.000% due 1/1/13                                                             2,760,720
      57,007                 8.000% due 7/1/24                                                                58,824
     857,746                 6.500%  due 3/1/29                                                              853,990
     881,036                 6.500% due 4/1/29                                                               877,177
   1,970,155                 8.000% due 1/1/30                                                             2,032,334
     770,238                 8.000% due 3/1/30                                                               794,548
                           Government National Mortgage Association (GNMA):
   1,964,705                 6.500% due 7/15/29                                                            1,962,859
   2,875,317                 7.000% due 8/15/29                                                            2,919,338
--------------------------------------------------------------------------------------------------------------------
                           TOTAL MORTGAGE-BACKED SECURITIES
                           (Cost -- $23,111,381)                                                          23,574,347
====================================================================================================================

                       See Notes to Financial Statements.


 13   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                             January 31, 2001
================================================================================

     FACE
    AMOUNT       RATING(a)                               SECURITY                                           VALUE
====================================================================================================================
REPURCHASE AGREEMENT -- 0.4%
  $2,412,000       Goldman, Sachs & Co., 5.630% due 2/1/01; Proceeds at maturity --
                     $2,412,377; (Fully collateralized by U.S. Treasury Bonds & Notes,
                     5.500% to 13.750% due 5/15/01 to 2/15/26; Market value -- $2,460,241)
                     (Cost -- $2,412,000)                                                               $  2,412,000
====================================================================================================================
                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $407,805,555**)                                                             $581,731,617
====================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
+     Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 15 for definition of bond ratings.

                       See Notes to Financial Statements.


  14  Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB    -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B". While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa    -- Bonds rated "Aa" are judged to be of the high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A     -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds rated "Baa" are considered to be medium grade obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba    -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintance of other terms of the contract over any long period of time may be small.

NR    -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


  15  Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                             January 31, 2001
================================================================================

ASSETS:
     Investments, at value (Cost -- $407,805,555)                        $581,731,617
     Cash                                                                         160
     Interest receivable                                                    2,976,259
     Receivable for Fund shares sold                                          725,722
     Dividends receivable                                                     158,095
-------------------------------------------------------------------------------------
     Total Assets                                                         585,591,853
-------------------------------------------------------------------------------------

LIABILITIES:

     Payable for Fund shares purchased                                      1,017,039
     Investment advisory fee payable                                          264,984
     Distribution fees payable                                                 97,160
     Administration fee payable                                                96,241
     Accrued expenses                                                         190,912
-------------------------------------------------------------------------------------
     Total Liabilities                                                      1,666,336
-------------------------------------------------------------------------------------
Total Net Assets                                                         $583,925,517
=====================================================================================

NET ASSETS:
     Par value of shares of beneficial interest                          $     22,891
     Capital paid in excess of par value                                  394,974,994
     Undistributed net investment income                                      459,089
     Accumulated net realized gain from security transactions              14,542,481
     Net unrealized appreciation of investments                           173,926,062
-------------------------------------------------------------------------------------
Total Net Assets                                                         $583,925,517
=====================================================================================

Shares Outstanding:
     Class A                                                               14,139,129
-------------------------------------------------------------------------------------
     Class B                                                                7,515,441
-------------------------------------------------------------------------------------
     Class L                                                                1,236,796
-------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                      $      25.50
     --------------------------------------------------------------------------------
     Class B *                                                           $      25.51
     --------------------------------------------------------------------------------
     Class L **                                                          $      25.59
     --------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)   $      26.84
     --------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $      25.85
=====================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                       See Notes to Financial Statements.


  16  Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

================================================================================
Statement of Operations                      For the Year Ended January 31, 2001
================================================================================

INVESTMENT INCOME:
     Interest                                                                      $  11,839,007
     Dividends                                                                         3,698,333
     Less: Foreign withholding tax                                                       (51,482)
------------------------------------------------------------------------------------------------
     Total Investment Income                                                          15,485,858
------------------------------------------------------------------------------------------------

EXPENSES:
     Investment advisory fee (Note 2)                                                  3,196,712
     Distribution fees (Note 2)                                                        3,187,628
     Administration fee (Note 2)                                                       1,162,441
     Shareholder and system servicing fees                                               591,807
     Registration fees                                                                   101,159
     Shareholder communications                                                           92,117
     Audit and legal                                                                      44,450
     Trustees' fees                                                                       21,217
     Custody                                                                              18,457
     Other                                                                                59,445
------------------------------------------------------------------------------------------------
     Total Expenses                                                                    8,475,433
------------------------------------------------------------------------------------------------
Net Investment Income                                                                  7,010,425
------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
     Realized Gain From Security Transactions (excluding short-term securities):
        Proceeds from sales                                                          246,773,713
        Cost of securities sold                                                      220,495,324
------------------------------------------------------------------------------------------------
     Net Realized Gain                                                                26,278,389
------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of year                                                            160,195,133
        End of year                                                                  173,926,062
------------------------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                                          13,730,929
------------------------------------------------------------------------------------------------
Net Gain on Investments                                                               40,009,318
------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                             $  47,019,743
================================================================================================

                       See Notes to Financial Statements.


 17   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets              For the Years Ended January 31,
================================================================================

                                                                          2001             2000
=====================================================================================================
OPERATIONS:
     Net investment income                                            $   7,010,425    $   6,332,586
     Net realized gain                                                   26,278,389       42,431,453
     Increase (decrease) in net unrealized appreciation                  13,730,929      (23,838,911)
-----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                              47,019,743       24,925,128
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                               (7,913,464)      (4,981,131)
     Net realized gains                                                 (44,426,586)     (23,616,050)
-----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders          (52,340,050)     (28,597,181)
-----------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sale of shares                                   104,928,430      185,704,680
     Net asset value of shares issued for reinvestment of dividends      49,746,212       27,161,910
     Cost of shares reacquired                                         (150,159,464)    (120,157,647)
-----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                  4,515,178       92,708,943
-----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                          (805,129)      89,036,890

NET ASSETS:
     Beginning of year                                                  584,730,646      495,693,756
-----------------------------------------------------------------------------------------------------
     End of year*                                                     $ 583,925,517    $ 584,730,646
=====================================================================================================
* Includes undistributed net investment income of:                    $     459,089    $   1,358,118
=====================================================================================================

                       See Notes to Financial Statements.


 18   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Smith Barney Social Awareness Fund ("Fund"), a separate investment fund of Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities and U.S. government agency and obligations are valued at the mean between the bid and asked prices;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income is recorded on an accrual basis, adjusted for amortization of premium and the accretion of discount, where applicable; (g) gains and losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At January 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement,
   Administration Agreement and
   Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Fund. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.


 19   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPCis responsible for shareholder recordkeeping and financial processing for all shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the year ended January 31, 2001, the Fund paid transfer agent fees of $426,514 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor, replacing CFBDS, Inc. ( "CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the year ended January 31, 2001, SSB received brokerage commissions of $8,800.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended January 31, 2001, SSB and CFBDS received sales charges of approximately $230,000 and $68,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                              Class A      Class B      Class L
================================================================================
CDSC                                          $2,000      $199,000      $7,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively. For the year ended January 31, 2001, total Distribution Plan fees incurred were:

                                              Class A      Class B      Class L
================================================================================
Distribution Plan Fees                        $874,859   $2,022,238    $290,531
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the year ended January 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $207,684,905
--------------------------------------------------------------------------------
Sales                                                                246,773,713
================================================================================

At January 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $180,136,292
Gross unrealized depreciation                                        (6,210,230)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $173,926,062
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to


 20   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 2001, the Fund had no open futures contracts.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 2001, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When a written index option is exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended January 31, 2001, the Fund did not enter into any written covered call or put option contracts.

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 2001, the Fund had no securities on loan.


 21   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

8. Shares of Beneficial Interest

At January 31, 2001, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At January 31, 2001, total paid-in capital amounted to the following for each class:

                                       Class A         Class B         Class L
================================================================================
Total Paid-in Capital               $270,383,593     $95,531,285     $29,083,007
================================================================================

Transactions in shares of each class were as follows:

                                            Year Ended                       Year Ended
                                         January 31, 2001                   July 31, 2000
                                   ---------------------------      ----------------------------
                                     Shares          Amount            Shares          Amount
================================================================================================
Class A
Shares sold                         2,572,183    $ 66,433,424        3,479,437     $ 90,293,494
Shares issued on reinvestment       1,238,071      31,028,733          624,601       16,162,588
Shares reacquired                  (2,721,777)    (70,102,315)      (1,926,793)     (50,099,372)
------------------------------------------------------------------------------------------------
Net Increase                        1,088,477    $ 27,359,842        2,177,245     $ 56,356,710
================================================================================================
Class B
Shares sold                         1,183,427    $ 30,485,318        3,118,093     $ 81,272,290
Shares issued on reinvestment         652,400      16,326,528          382,627        9,901,915
Shares reacquired                  (2,882,410)    (74,399,172)      (2,572,959)     (66,702,505)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)            (1,046,583)   $(27,587,326)         927,761     $ 24,471,700
================================================================================================
Class L
Shares sold                           312,166    $  8,009,688          540,901     $ 14,138,896
Shares issued on reinvestment          95,285       2,390,951           42,281        1,097,407
Shares reacquired                    (219,487)     (5,657,977)        (128,063)      (3,355,770)
------------------------------------------------------------------------------------------------
Net Increase                          187,964    $  4,742,662          455,119     $ 11,880,533
================================================================================================


  22  Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended January 31:

Class A Shares                         2001(1)        2000(1)        1999(1)         1998         1997
========================================================================================================
Net Asset Value, Beginning of Year    $  25.79       $  25.94       $  20.57       $  19.36     $  19.00
--------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                  0.39           0.38           0.29           0.48         0.57
   Net realized and unrealized gain       1.76           0.88           5.87           3.27         1.71
--------------------------------------------------------------------------------------------------------
Total Income From Operations              2.15           1.26           6.16           3.75         2.28
--------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                 (0.43)         (0.32)         (0.26)         (0.55)       (0.60)
   Net realized gains                    (2.01)         (1.09)         (0.53)         (1.99)       (1.32)
--------------------------------------------------------------------------------------------------------
Total Distributions                      (2.44)         (1.41)         (0.79)         (2.54)       (1.92)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $  25.50       $  25.79       $  25.94       $  20.57     $  19.36
--------------------------------------------------------------------------------------------------------
Total Return                              8.78%          4.93%         30.47%         19.89%       12.41%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $360,550       $336,595       $282,060       $202,026     $178,072
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                               1.15%          1.17%          1.19%          1.19%        1.28%
   Net investment income                  1.52           1.47           1.23           2.34         2.98
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  1.136%            43%            36%            62%          68%
========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.


  23   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

Financial Highlights (continued) For a share of each class of beneficial interest outstanding throughout each year ended January 31:

Class B Shares                         2001(1)        2000(1)        1999(1)         1998         1997
========================================================================================================
Net Asset Value, Beginning of Year    $  25.81       $  25.96       $  20.63       $  19.42     $  19.05
--------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                  0.19           0.19           0.11           0.33         0.43
   Net realized and unrealized gain       1.75           0.87           5.89           3.27         1.71
--------------------------------------------------------------------------------------------------------
Total Income From Operations              1.94           1.06           6.00           3.60         2.14
--------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                 (0.23)         (0.12)         (0.14)         (0.40)       (0.45)
   Net realized gains                    (2.01)         (1.09)         (0.53)         (1.99)       (1.32)
--------------------------------------------------------------------------------------------------------
Total Distributions                      (2.24)         (1.21)         (0.67)         (2.39)       (1.77)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $  25.51       $  25.81       $  25.96       $  20.63     $  19.42
--------------------------------------------------------------------------------------------------------
Total Return                              7.91%          4.13%         29.50%         18.95%       11.60%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $191,725       $220,989       $198,181       $172,115     $202,597
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                               1.94%          1.93%          1.94%          1.95%        2.03%
--------------------------------------------------------------------------------------------------------
   Net investment income                  0.73           0.71           0.49           1.62         2.23
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  1.136%            43%            36%            62%          68%
========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.


  24   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended January 31:

Class L Shares                         2001(1)        2000(1)        1999(1)        1998         1997
======================================================================================================
Net Asset Value, Beginning of Year    $ 25.88        $ 26.03        $ 20.68        $19.46       $19.08
------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                 0.19           0.19           0.11          0.34         0.44
   Net realized and unrealized gain      1.77           0.87           5.91          3.27         1.71
------------------------------------------------------------------------------------------------------
Total Income From Operations             1.96           1.06           6.02          3.61         2.15
------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                (0.24)         (0.12)         (0.14)        (0.40)       (0.45)
   Net realized gains                   (2.01)         (1.09)         (0.53)        (1.99)       (1.32)
------------------------------------------------------------------------------------------------------
Total Distributions                     (2.25)         (1.21)         (0.67)        (2.39)       (1.77)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $ 25.59        $ 25.88        $ 26.03        $20.68       $19.46
------------------------------------------------------------------------------------------------------
Total Return                             7.94%          4.13%         29.53%        18.97%       11.65%
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $31,651        $27,147        $15,453        $7,173       $4,000
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                              1.93%          1.92%          1.92%         1.93%        2.01%
   Net investment income                 0.74           0.73           0.46          1.54         2.25
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 1.136%            43%            36%           62%          68%
======================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.


  25   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Equity Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Social Awareness Fund of Smith Barney Equity Funds as of January 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Social Awareness Fund of Smith Barney Equity Funds as of January 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended in the conformity with accounting principles generally accepted in the United States of America.

                                       /s/ KPMG LLP

New York, New York
March 8, 2001


  26   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended January 31, 2001:

      o     A corporate dividends received deduction of 49.03%.

      o     Total long-term capital gain distributions paid of $44,426,586.

A total of 21.11% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the same level.


  27   Smith Barney Social Awareness Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
     SMITH BARNEY
SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Robert J. Brady, CFA
Vice President and
Investment Officer

Ellen S. Cammer
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISOR

SSB Citi Fund Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.
PFS Distributors, Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Social Awareness Fund
================================================================================

This report is submitted for the general information of the shareholders of Smith Barney Equity Funds -- Smith Barney Social Awareness Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY SOCIAL AWARENESS FUND

Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

[LOGO]

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been printed with soy-based inks on 20% post-consumer recycled paper, deinked using a non-chlorine bleach process.

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD0912 3/01